Income Taxes	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

15. Income Taxes

The following table presents domestic and foreign components of loss before income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2013	2014	2015
United States	$(26,928)	$(26,837)	$(23,962)
International	74	92	(11,420)

Total net loss before provision for income taxes	$(26,854)	$(26,745)	$(35,382)

Provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2013	2014	2015
Current:
Federal	$—	$—	$—
State	—	—	45
Foreign	—	13	213

Total	—	13	258
Deferred:
Federal	—	—	(109)
State	—	—	—
Foreign	—	—	(27)

Total	—	—	(136)

Provision for income taxes	$—	$13	$122

As a result of the acquisition of Authy in February 2015, the Company recorded a tax benefit of $0.1 million in the year ended December 31, 2015. This tax benefit is a result of a partial release of the Company’s existing valuation allowance immediately prior to the acquisition since the acquired deferred tax liabilities from Authy will provide a source of income for the Company to realize a portion of its deferred tax assets, for which a valuation allowance is no longer needed.

The following table presents a reconciliation of the statutory federal tax rate and the Company’s effective tax rate for the years ended December 31, 2013, 2014 and 2015:

	Year Ended December 31,
	2013	2014	2015
Tax benefit at federal statutory rate	34%	34%	34%
State tax, net of federal benefit	6	7	(3)
Stock-based compensation	(9)	(4)	(8)
Credits	1	2	4
Foreign rate differential	—	—	(11)
Other	—	—	(2)
Change in valuation allowance	(32)	(39)	(14)

Effective tax rate	—%	—%	—%

The following table presents the significant components of the Company’s deferred tax assets and liabilities (in thousands):

	As of December 31,
	2013	2014	2015
Deferred tax assets:
Net operating loss carry forwards	$16,310	$24,402	$27,401
Accrued and prepaid expenses	2,815	5,573	7,603
Stock-based compensation	200	423	1,433
Research and development credits	2,330	3,918	6,022

Gross deferred tax assets	21,655	34,316	42,459
Valuation allowance	(20,194)	(30,559)	(35,613)

Net deferred tax assets	1,461	3,757	6,846
Deferred tax liabilities:
Capitalized software	(886)	(2,019)	(4,084)
Prepaid expenses	(538)	(1,607)	(2,035)
Acquired intangibles	—	—	(460)
Property and equipment	(37)	(131)	(240)

Net deferred tax assets	$—	$—	$27

As of December 31, 2015, the Company had approximately $80.1 million in federal net operating loss carryforwards and $4.8 million in federal tax credits. If not utilized, the federal net operating loss and tax credit carryforwards will expire at various dates beginning in 2028 and 2029, respectively.

As of December 31, 2015, the Company had approximately $35.6 million in state net operating loss carryforwards and $3.9 million in state tax credits. If not utilized, the state net operating loss carryforwards will expire at various dates beginning in 2027. The state tax credits can be carried forward indefinitely.

Pursuant to authoritative guidance, the benefit of stock option deductions will only be recorded to stockholders’ equity when cash taxes payable is reduced. As of December 31, 2015, the portion of net operating loss carryforwards and credit carryforwards related to stock options is approximately $1.9 million net of tax. This amount will be credited to stockholders’ equity when it is realized on the tax return.

A limitation may apply to the use of the net operating loss and credit carryforwards, under provisions of the Internal Revenue Code of 1986, as amended, and similar state tax provisions that are applicable if the Company experiences an “ownership change.” An ownership change may occur, for example, as a result of issuance of new equity. Should these limitations apply, the carryforwards would be subject to an annual limitation, resulting in a potential reduction in the gross deferred tax assets before considering the valuation allowance.

The Company’s accounting for deferred taxes involves the evaluation of a number of factors concerning the realizability of its net deferred tax assets. The Company primarily considered such factors as its history of operating losses, the nature of the Company’s deferred tax assets, and the timing, likelihood and amount, if any, of future taxable income during the periods in which those temporary differences and carryforwards become deductible. At present, the Company does not believe that it is more likely than not that the net deferred tax assets will be realized, accordingly, a full valuation allowance has been established. The valuation allowance increased by approximately $10.4 million and $5.1 million during the years ended December 31, 2014 and 2015, respectively.

The Company attributes net revenue, costs and expenses to domestic and foreign components based on the terms of its agreements with its subsidiaries. The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiaries, as such earnings are to be reinvested offshore indefinitely. The income tax liability would be insignificant if these earnings were to be repatriated.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2013	2014	2015
Unrecognized tax benefit, beginning of year	$318	$592	$1,024
Gross increases for tax provisions of current years	274	432	655

Unrecognized tax benefit, end of year	$592	$1,024	$1,679

If the $1.7 million of unrecognized tax benefit is recognized, there would be an inconsequential impact on the effective tax rate.

The Company had not incurred any material tax interest or penalties with respect to income taxes in the years ended December 31, 2013, 2014 and 2015.

The Company does not anticipate any significant change within 12 months of December 31, 2015 in its uncertain tax positions, which are not material in relation to the consolidated financial statements taken as a whole because nearly all of the unrecognized tax benefit has been offset by a deferred tax asset, which has been reduced by a valuation allowance.

The Company files U.S. federal income tax returns as well as income tax returns in many U.S. states and foreign jurisdictions. The tax years 2008 to 2014 remain open to examination by the major jurisdictions in which the Company is subject to tax. Fiscal years outside the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized.